                                                                 EXHIBIT 25.2

                         SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C. 20549

                                     __________

                                      FORM T-1

                         Statement of Eligibility Under the
                    Trust Indenture Act of 1939 of a Corporation
                            Designated to Act as Trustee

                        U.S. BANK TRUST NATIONAL ASSOCIATION
                 (Exact name of Trustee as specified in its charter)

               United States                           41-0257700
        (State of Incorporation)                    (I.R.S. Employer
                                                    Identification No.)

           U.S. Bank Trust Center
           180 East Fifth Street
            St. Paul, Minnesota                           55101
(Address of Principal Executive Offices)               (Zip Code)

                              ECHOSTAR DBS CORPORATION
              AFFILIATE GUARANTORS LISTED ON SCHEDULE ATTACHED HERETO
               (Exact name of Registrant as specified in its charter)

                Colorado                               84-1328967
       (State of Incorporation)                      (I.R.S. Employer
                                                    Identification No.)

      5701 South Santa Fe Drive
         Littleton, Colorado                             80120
(Address of Principal Executive Offices)               (Zip Code)

                            9 3/8% SENIOR NOTES DUE 2009
                        (Title of the Indenture Securities)

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                    SCHEDULE OF ADDITIONAL REGISTRANT GUARANTORS

EXACT NAME OF GUARANTOR REGISTRANTS AS SPECIFIED       STATE OF
IN THEIR RESPECTIVE CHARTERS                           FORMATION
------------------------------------------------       ---------

DIRECTSAT CORPORATION                                  DELAWARE
ECHO ACCEPTANCE CORPORATION                            COLORADO
ECHOSPHERE CORPORATION                                 COLORADO
DISH INSTALIATION NETWORK                              COLORADO
ECHOSTAR TECHNOLOGIES CORPORATION                      TEXAS
HT VENTURES, INC.                                      COLORADO
ECHOSTAR INTERNATIONAL CORPORATION                     COLORADO
SATELLITE SOURCE, INC.                                 COLORADO
ECHOSTAR SATELLITE CORPORATION                         COLORADO
HOUSTON TRACKER SYSTEMS, INC.                          COLORADO
ECHOSTAR NORTH AMERICA CORPORATION                     COLORADO
SKY VISTA CORPORATION                                  COLORADO
ECHOSTAR INDONESIA, INC.                               COLORADO
DIRECT BROADCASTING SATELLITE CORPORATION              COLORADO
ECHOSTAR SATELLITE BROADCASTING CORPORATION            COLORADO
DISH, LTD.                                             NEVADA
ECHOSTAR SPACE CORPORATION                             COLORADO

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                                      GENERAL

1.   GENERAL INFORMATION Furnish the following information as to the Trustee.

     (a) Name and address of each examining or supervising authority to which it is subject.
               Comptroller of the Currency
               Washington, D.C.

     (b)  Whether it is authorized to exercise corporate trust powers.
               Yes

2. AFFILIATIONS WITH OBLIGOR AND UNDERWRITERS If the obligor or any underwriter for the obligor is an affiliate of the Trustee, describe each such affiliation.
               None

     See Note following Item 16.

     Items 3-15 are not applicable because to the best of the Trustee's knowledge the obligor is not in default under any Indenture for which the Trustee acts as Trustee.

16. LIST OF EXHIBITS List below all exhibits filed as a part of this statement of eligibility and qualification.

     1.   Copy of Articles of Association.*

     2.   Copy of Certificate of Authority to Commence Business.*

     3. Authorization of the Trustee to exercise corporate trust powers (included in Exhibits 1 and 2; no separate instrument).*

     4.   Copy of existing By-Laws.*

     5.   Copy of each Indenture referred to in Item 4.  N/A.

     6.   The consents of the Trustee required by Section 321(b) of the act.

     7. Copy of the latest report of condition of the Trustee published pursuant to law or the requirements of its supervising or examining authority is incorporated by reference to Registration Number 333-70709.

     * Incorporated by reference to Registration Number 22-27000.

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                                        NOTE

     The answers to this statement insofar as such answers relate to what persons have been underwriters for any securities of the obligors within three years prior to the date of filing this statement, or what persons are owners of 10% or more of the voting securities of the obligors, or affiliates, are based upon information furnished to the Trustee by the obligors. While the Trustee has no reason to doubt the accuracy of any such information, it cannot accept any responsibility therefor.

                                     SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, U.S. Bank Trust National Association, an Association organized and existing under the laws of the United States, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Saint Paul and State of Minnesota on the 26th day of January, 1999.

                                       U.S. BANK TRUST NATIONAL ASSOCIATION



                                       --------------------------------
                                       S. Christopherson
                                       Vice President



--------------------------------
Judith M. Zuzek
Assistant Secretary

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                                        NOTE

     The answers to this statement insofar as such answers relate to what persons have been underwriters for any securities of the obligors within three years prior to the date of filing this statement, or what persons are owners of 10% or more of the voting securities of the obligors, or affiliates, are based upon information furnished to the Trustee by the obligors. While the Trustee has no reason to doubt the accuracy of any such information, it cannot accept any responsibility therefor.

                                     SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, U.S. Bank Trust National Association, an Association organized and existing under the laws of the United States, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Saint Paul and State of Minnesota on the 26th day of January, 1999.

                                       U.S. BANK TRUST NATIONAL ASSOCIATION



                                       /s/ S. CHRISTOPHERSON
                                       --------------------------------
                                       S. Christopherson
                                       Vice President



/s/ Judith M. Zuzek
--------------------------------
Judith M. Zuzek
Assistant Secretary

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                                     EXHIBIT 6

                                      CONSENT

     In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, U.S. BANK TRUST NATIONAL ASSOCITION hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

Dated:  January 26, 1999

                                       U.S. BANK TRUST NATIONAL ASSOCIATION



                                       --------------------------------
                                       S. Christopherson
                                       Vice President

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                                     EXHIBIT 6

                                      CONSENT

     In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, U.S. BANK TRUST NATIONAL ASSOCIATION hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

Dated:  January 26, 1999

                                       U.S. BANK TRUST NATIONAL ASSOCIATION



                                       /s/ S. Christopherson
                                       --------------------------------
                                       S. Christopherson
                                       Vice President